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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 18, 2000



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     1-11047                       22-2870438
(State or other juris-            (Commission                (I.R.S. Employer ID
diction of incorpor-              File Number)               Number)
tion)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 417-8812 not applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS
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     On January 14, 2000,  175,000 shares of the Registrant's  Common Stock, par value $0.002 at $1.00 per share, was purchased by various investors. The shares purchased contain an irrevocable voting trust provision, appointing Thomas F. Reiner, the Registrant's Chairman, President and CEO, as Trustee with full voting powers over such shares. The shares issued require the Company to register the Common Stock in sixty days. On January 14, 2000, the Registrant further disclosed, 250,000 shares of the Registrant's Common Stock, par value $0.002, was purchased by Flyn, von Schubert and Associates, s.a. for $210,875.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SPARTA SURGICAL CORPORATION
                                               (Registrant)



                                               by: /s/ Thomas F. Reiner
                                               ------------------------
                                               Thomas F. Reiner
                                               Chairman of the Board
                                               President & CEO


Dated: January 14, 2000